UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 27, 2011
(Date of earliest event reported)

First Financial Service Corporation
(Exact name of registrant as specified in its charter)

Securities and Exchange Commission File Number: 0-18832

KENTUCKY	61-1168311
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

2323 Ring Road, Elizabethtown, Kentucky, 42701
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (270) 765-2131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:  Entry Into a Material Definitive Agreement

First Federal Savings Bank (the “Bank”), the wholly owned subsidiary of First Financial Service Corporation (the “Company”), has entered into a Stipulation and Consent to the Issuance of a Consent Order with the Federal Deposit Insurance Corporation (“FDIC”), and the Kentucky Department of Financial Institutions (“KDFI”).  The Consent Order was issued and became effective on January 27, 2011.

Under the terms of the Consent Order, the Bank cannot declare dividends without the prior written approval of the FDIC and KDFI.  Other material provisions of the Consent Order require the Bank to:

•	obtain an independent assessment of executive management and senior commercial lending staff;
•	increase the Bank’s capital ratios;
•	develop and implement a plan to reduce the level of non-performing assets;
•	develop and implement a plan to reduce concentrations of credit in commercial real estate loans;
•	maintain adequate reserves for loan and lease losses;
•	implement revised credit risk management practices and credit administration policies and procedures;
•	implement procedures to ensure compliance with applicable laws, rules, regulations and policy statements;
•	periodically evaluate the Bank’s strategic plan and budget for fiscal 2011;
•	develop revisions to the Bank’s funding contingency plan, which identifies available sources of liquidity and plans for dealing with potential adverse economic and market conditions; and
•	prepare and submit progress reports to the FDIC and KDFI.

The Consent Order will remain in effect until modified or terminated by the FDIC and KDFI.

All customer deposits remain fully insured to the fullest extent by the FDIC.  The Bank will continue to serve its customers in all areas including making loans, establishing lines of credit, accepting deposits and processing bank transactions.  Neither the Company nor the Bank admitted any wrongdoing in consenting to issuance of the Consent Order.

The description of the Consent Order set forth in this Item 1.01 is qualified in its entirety by reference to the Consent Order and the related Stipulation and Consent, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated by reference herein in their entirety.

On January 27, 2011, the Company issued a press release with respect to the foregoing matters, a copy of which is attached hereto as Exhibit 99.1

Item 9.01:  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being furnished herewith and this list shall constitute the exhibit index:

10.1	Consent Order with the FDIC and KDFI
10.2	Stipulation and Consent to the Issuance of a Consent Order
99.1	Press Release of First Financial Service Corporation dated January 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL SERVICE CORPORATION

Date: January 27, 2011	By: /s/	Gregory S. Schreacke
Gregory S. Schreacke
President